Semi-Annual Report

June 30, 2026

Series B

Voya Corporate Leaders® Trust Fund

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

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BENCHMARK DESCRIPTIONS

Index	Description
S&P 500® Index	An index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

MANAGERS’ REPORT	VOYA CORPORATE LEADERS® TRUST FUND, SERIES B

Portfolio Management Team: The portfolio is not actively managed.

Sector Diversification as of June 30, 2026 (as a percentage of net assets)
Industrials	40.2%
Energy	31.2%
Financials	14.8%
Materials	8.3%
Consumer Staples	2.0%
Utilities	1.3%
Communication Services	0.9%
Information Technology	0.1%
Assets in Excess of Other Liabilities	1.2%
Net Assets	100.0%
Portfolio holdings are subject to change daily.

Goal: Voya Corporate Leaders® Trust Fund, Series B (the “Trust”) seeks long term capital growth and income through investment generally in an equal number of shares of the common stock of a fixed list of American blue-chip corporations.

Performance: For the period ended June 30, 2026, the Trust provided a total return of 18.92% compared to the S&P 500® Index, which returned 10.21% for the same period.

Portfolio Specifics: Based on the rules which govern the construction of the Trust’s portfolio, performance can be analyzed in terms of the Trust’s sector weightings and the performance of the stocks within these sectors compared to the S&P 500® Index. In this regard, the Trust’s sector allocation and holdings were favorable for performance. Sector exposures are purely a function of the Trust’s quantitative investment discipline, however and are not actively managed.

Stocks within the energy, materials, and information technology sectors contributed to performance. An overweight to the industrials and energy sectors, along with not having an allocation to the consumer discretionary sector, also contributed. However, an underweight to the information technology sector and an overweight to the financials sector detracted. Stock selection within the industrials, communication services, and consumer staples sectors also detracted.

Key individual contributors included an overweight position in Marathon Petroleum Corp. and Union Pacific Corp., as well as not owning Microsoft Corp., which contributed the most to performance. Key detractors included not owning Micron Technology, Inc., an overweight position in Berkshire Hathaway Inc., and not owning Advanced Micro Devices, Inc.

Top Ten Holdings as of June 30, 2026 (as a percentage of net assets)
Union Pacific Corp.	40.2%
Marathon Petroleum Corp.	16.7%
Berkshire Hathaway, Inc. - Class B	14.8%
Exxon Mobil Corp.	12.1%
Linde PLC	7.8%
Chevron Corp.	2.4%
Procter & Gamble Co.	2.0%
NiSource, Inc.	1.3%
Comcast Corp. - Class A	0.9%
Corteva, Inc.	0.3%
Portfolio holdings are subject to change daily.

Outlook and Current Strategy: The Trust was created in 1935 with the objective of seeking long-term capital growth and income through investment, generally in an equal number of shares of common stock of a fixed list of American blue-chip corporations. The Trust’s portfolio investments are not actively managed. Stocks have only been added when corporate actions, such as mergers or spin-offs replace one of the original companies. It currently holds investments in American blue-chip corporations, favoring the industrials, energy and financials sectors.

The outlook for this Trust may differ from that presented for other Voya mutual funds.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Participation Holders and Trustee of Voya Corporate Leaders® Trust Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Voya Corporate Leaders® Trust Fund (the “Trust”) (comprising Voya Corporate Leaders® Trust Fund, Series B (the “Fund”)), including the portfolio of investments, as of June 30, 2026, and the related statement of operations for the six-month period then ended, the statements of changes in net assets for the six-month period then ended and the year ended December 31, 2025, the financial highlights for the six-month period then ended and for each of the five years ended December 31, 2025 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund comprising Voya Corporate Leaders® Trust Fund at June 30, 2026, the results of its operations for the six-month period then ended, the changes in its net assets for the six-month period then ended and the year ended December 31, 2025 and its financial highlights for the six-month period then ended and for each of the five years then ended December 31, 2025, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2026, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Voya investment companies since 2019.

Boston, Massachusetts
August 25, 2026

STATEMENT OF ASSETS AND LIABILITIES as of June 30, 2026

ASSETS:
Investments in securities at fair value (cost $297,435,210)	$876,517,053
Cash	12,331,191
Restricted cash (Note 2)	452,960
Receivables:
Participations sold	53,115
Dividends	3,577
Prepaid expenses	13,680
Total assets	889,371,576
LIABILITIES:
Distribution payable	452,960
Payable for participations redeemed	1,391,855
Accrued sponsor maintenance fees payable	291,540
Other accrued expenses and liabilities	55,474
Total liabilities	2,191,829
NET ASSETS	$887,179,747

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$285,190,980
Total distributable earnings	601,988,767
NET ASSETS
Balance applicable to participations at June 30, 2026, equivalent to $77.62 per participation on 11,430,205 participations outstanding	$887,179,747

See Accompanying Notes to Financial Statements

STATEMENT OF OPERATIONS for the six months ended June 30, 2026

INVESTMENT INCOME:
Dividends	$8,085,061
Interest	37,806
Total investment income	8,122,867
EXPENSES:
Sponsor maintenance fee (Note 4)	1,710,967
Transfer agent fees	292,947
Shareholder reporting expense	21,324
Registration and filing fees	13,621
Professional fees	39,612
Custody and accounting expense (Note 4)	24,106
Miscellaneous expense	1,465
Total expenses	2,104,042
Net investment income	6,018,825
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments	21,872,416
Net change in unrealized appreciation (depreciation) on investments	117,656,187
Net realized and unrealized gain on investments	139,528,603
Increase in net assets resulting from operations	$145,547,428

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2026	Year Ended December 31, 2025
FROM OPERATIONS:
Net investment income	$6,018,825	$13,039,996
Net realized gain on investments	21,872,416	36,956,000
Net change in unrealized appreciation (depreciation) on investments	117,656,187	5,847,286
Increase in net assets resulting from operations	145,547,428	55,843,282

FROM DISTRIBUTIONS TO PARTICIPATIONS:
Total distributions (excluding return of capital)	(4,998,584)	(13,167,793)
Total distributions	(4,998,584)	(13,167,793)

FROM PARTICIPATION TRANSACTIONS:
Net proceeds from sale of participations	4,255,598	7,782,711
Reinvestment of distributions	4,545,624	11,982,675
	8,801,222	19,765,386
Cost of participations redeemed	(44,522,904)	(94,856,890)
Net decrease in net assets resulting from participation transactions	(35,721,682)	(75,091,504)
Net increase (decrease) in net assets	104,827,162	(32,416,015)

NET ASSETS:
Beginning of year (period)	782,352,585	814,768,600
End of year (period)	$887,179,747	$782,352,585

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected data for each participation of the Trust outstanding throughout each year or period.

		Income (loss) from investment operations			Less Distributions/ Allocations from:							Ratios to average net assets
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gains	Total from investment operations	From net investment income	From net realized gains	From tax return of capital	Total distributions/ allocations	Net asset value, end of year or period	Total Return(1)	Net assets, end of year or period	Expenses(2)	Net investment income (loss)(2)	Portfolio turnover rate

Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	($000’s)	(%)	(%)	(%)
06-30-26	65.64	0.52•	11.90	12.42	0.44	—	—	0.44	77.62	18.92	887,180	0.49	1.41	—
12-31-25	62.34	1.05•	3.33	4.38	1.08	—	—	1.08	65.64	7.05	782,353	0.46	1.60	—
12-31-24	61.17	1.00•	1.20	2.20	1.03	—	—	1.03	62.34	3.59	814,769	0.43	1.53	—
12-31-23	54.30	0.96•	6.87	7.83	0.96	—	—	0.96	61.17	14.53	876,056	0.45	1.70	1
12-31-22	53.14	0.88•	1.18	2.06	0.90	—	—	0.90	54.30	3.96	803,306	0.49	1.65	1
12-31-21	42.60	0.79•	10.57	11.36	0.82	—	—	0.82	53.14	26.76	805,924	0.51	1.64	—

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(2)	Annualized for periods less than one year.
•	Calculated using average number of participations outstanding throughout the period.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS as of June 30, 2026

NOTE 1 — ORGANIZATION

Voya Corporate Leaders® Trust Fund, Series B (the “Trust”), is an unincorporated Unit Investment Trust under the Investment Company Act of 1940 and registered as such with the Securities and Exchange Commission. The Trust commenced operations in 1941 as a series of Voya Corporate Leaders® Trust Fund, which was created under a Trust Indenture under New York Law, dated November 18, 1935, as amended.

The Trust seeks long-term capital growth and income through investment generally in an equal number of shares of the common stock of a fixed list of American blue-chip corporations.

The Trust is comprised of a Trust Fund (the “Trust Fund”) and a Distributive Fund (the “Distributive Fund”). The Trust Fund is composed of stock units, each unit consisting of one share of common stock of each of the corporations (except with respect to shares received from spin-offs or mergers of existing portfolio securities — see discussion below) and such cash as may be available for the purchase of stock units. Cash received on sales of participations (excluding the portion thereof, if any, attributable to the value of, and therefore deposited in, the Distributive Fund), including distributions by the Trust which are reinvested in additional participations under the Distribution Reinvestment Program described herein, is held in the Trust Fund without interest until receipt of sufficient cash to purchase at least one hundred stock units.

All dividends and any other cash distributions received by the Trust with respect to the common stock held in the Trust Fund are deposited in the Distributive Fund. Any non-cash distributions received by the Trust with respect to the common stock held in the Trust Fund (excluding additional shares of common stock received upon a stock split which shall remain assets of the Trust Fund) are sold by the The Bank of New York Mellon (the “Trustee”) and the proceeds of sale are deposited in the Distributive Fund. The Trustee should invest the funds deposited in the Distributive Fund in debt obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or in repurchase agreements collateralized by such U.S. government obligations, which mature prior, and as close as practicable, to the next Distribution Date. The interest earned on such investments is also deposited in the Distributive Fund. Fees and expenses of the Trust are paid from the Distributive Fund. The Trustee may from time to time set aside out of the Distributive Fund a reserve for payments of taxes or other governmental charges.

On each Distribution Date, the Trustee uses the money in the Distributive Fund to purchase additional participations for participants under the Distribution Reinvestment

Program unless the participant has elected to receive the distribution in cash.

In the event of the merger, consolidation, re-capitalization or readjustment of the issuer of any portfolio security with any other corporation, the Sponsor (as defined below) may instruct the Trustee, in writing, to accept or reject such offer or take such other action as the Sponsor may deem proper. Any securities received in exchange shall be held by the Trust and shall be subject to the terms and conditions of the Indenture to the same extent as the securities originally held in the Trust. Securities received pursuant to an exchange may result in the Trust holding fewer shares than originally held in the portfolio security. Each stock unit issued after the effective date of such an exchange will include one share of the corporation received on exchange.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The Trust is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Board Codification Topic 946 Financial Services - Investment Companies.

The following significant accounting policies are consistently followed by the Trust in the preparation of its financial statements. The Trust is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.

A. Valuation of Securities. The Trust is open for business every day the New York Stock Exchange opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share of the Trust is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern Time unless otherwise designated by the CTA). The NAV per share of the Trust is calculated by taking the value of the Trust’s assets, subtracting the Trust’s liabilities and dividing by the number of participations of the Trust that are outstanding. On days when the Trust is closed for business, Trust participations will not be priced and the Trust does not transact purchase and redemption orders. To the extent the Trust’s assets are traded in other markets on days when the Trust does not price its participations, the value of the Trust’s assets will likely change and you will not be able to purchase or redeem participations of the Trust.

A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security

NOTES TO FINANCIAL STATEMENTS as of June 30, 2026 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

provided by the CTA. Investments for which no sale is reported, or which are traded over-the-counter, are valued at the mean between bid and ask prices. Securities for which market quotations are not readily available and other assets are valued at fair value as determined in good faith by the Trustee.

Fair value is defined as the price that the Trust would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each investment asset or liability of the Trust is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including Voya Investments, LLC’s or pricing committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Trust’s investments under these levels of classification is included within the Portfolio of Investments.

B. Income Taxes. No provision for U.S. federal income taxes is made since the Trust, under applicable provisions of the Internal Revenue Code of 1986, as amended, is treated as a Grantor Trust and all its income is taxable to the holders of participations. Management of the Sponsor (“Management”) has considered the sustainability of the Trust’s tax positions taken on U.S. federal income tax returns for all open tax years in making this determination.

As of June 30, 2026, no provision for income tax would be required in the Trust’s financial statements as a result of tax positions taken on U.S. federal and state income tax returns for open tax years. The Trust’s U.S. federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

C. Distributions to Participation Holders. Semi-annual distributions will be reinvested at NAV in additional participations of the Trust unless the Trustee has been instructed by the Participant, in writing, prior to the Distribution Date to pay such distributions in cash.

D. Securities Transactions & Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income, adjusted for the accretion of discounts and amortization of premiums (if applicable), is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date.

E. Accounting Estimates. The preparation of financial statements in accordance with GAAP for investment companies requires Management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

F. Restricted Cash. All cash held in the Distributive Fund throughout the period is intended solely for distributions.

G. Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Trust and, therefore, cannot be estimated; however, based on experience, Management considers the risk of loss from such claims remote.

NOTE 3 — DISTRIBUTIONS

For the period ended June 30, 2026, distributions from net investment income were $4,998,584, equivalent to $0.44 per participation. For the year ended December 31, 2025, distributions from net investment income were $13,167,793, equivalent to $1.08 per participation.

For the period ended June 30, 2026 and the year ended December 31, 2025, there were no distributions from net realized gains.

For the period ended June 30, 2026 and the year ended December 31, 2025, there were no distributions from tax return of capital.

The distributions presented above do not reflect the reinvestment, if any, of that portion of the proceeds from the sale of securities (other than stock units) representing the cost of the securities sold which is distributed and then reinvested in additional participations. In addition, any gain on the sale of stock units to provide funds for the redemption of participations is non-distributable and remains a part of the Trust Fund.

As of June 30, 2026 there were no significant differences between the components of net assets on a GAAP basis compared with a tax basis, and cost of investments on a GAAP basis compared with a tax basis.

NOTES TO FINANCIAL STATEMENTS as of June 30, 2026 (continued)

NOTE 3 — DISTRIBUTIONS (continued)

Effective June 1, 1998, the Trust amended its Trust indenture requiring that additional shares of common stocks received as a result of a stock split shall remain assets of the Trust.

NOTE 4 — TRUSTEE, SPONSOR AND OTHER RELATED PARTY FEES

The Trustee receives an annual Trustee fee, as well as fees for acting as custodian and for providing portfolio accounting and record keeping services, which aggregated to $24,106 for the period ended June 30, 2026.

Voya Investments, LLC (the “Sponsor”) serves as sponsor to the Trust. The Trust pays a maintenance fee to the Sponsor on an annual basis, equal to 0.40% of the average daily net assets of the Trust.

NOTE 5 — INVESTMENT TRANSACTIONS

For the period ended June 30, 2026, the cost of purchases and the proceeds of sales of investment securities, excluding short-term and U.S. government securities, were $- and $37,508,523, respectively.

NOTE 6 — PARTICIPATIONS ISSUED AND REDEEMED

	Number of Participations
	Six Months Ended June 30, 2026	Year Ended December 31, 2025
Issued on payments from holders	57,747	119,316
Issued on reinvestment of dividends and distributions	58,562	183,281
Redeemed	(605,066)	(1,453,395)
Net decrease	(488,757)	(1,150,798)

NOTE 7 — MARKET DISRUPTION AND GEOPOLITICAL RISK

The Trust is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Due to the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the United States. Wars, terrorism, global health crises and pandemics, trade disputes, tariffs, export controls, industrial policy measures, natural and environmental disasters, disruptions to critical infrastructure, cybersecurity events, sanctions, trade restrictions, and other market, economic, political, or regulatory developments, rapid technological developments (such as artificial intelligence technologies), and other geopolitical events have led, and may continue to lead, to increased market volatility and may have adverse short- or long-term effects on U.S. and global economies and markets, generally. Such events may result in market volatility, exchange suspensions and closures, declines in global financial markets, higher default rates, supply chain disruptions, economic downturns, capital controls or trading restrictions, and other adverse market or economic effects. Pandemics and other disruptions may also create challenges for real estate markets, including lower occupancy rates, decreased lease payments, defaults, and foreclosures, among other consequences. Systemic market dislocations and other changes in non−U.S. and domestic economic, social, and political conditions could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Trust’s investments. Armed conflicts, military actions, political instability, civil unrest, regime changes, and other geopolitical events in various regions of the world, and may continue to result, in sanctions, market disruptions, declines in regional and global stock markets, unusual volatility in global commodity markets, and disruptions to energy production, transportation, or supply through strategic waterways or other key shipping routes, any of which could adversely affect the value of investments, including beyond direct exposure to issuers in the affected regions. The escalation or expansion of hostilities, including the involvement of additional nations, could introduce further uncertainty and volatility in global energy, commodity, and financial markets. The extent and duration of these conflicts, related sanctions or governmental action in response to these conflicts (such as capital controls or trading restrictions), and resulting market disruptions are impossible to predict but could be substantial. Financial institutions, including U.S. domestic banks and non−U.S. banks, may experience financial difficulties or failures, and there can be no certainty that regulatory or governmental actions taken to limit the effects of those difficulties or failures on other financial institutions or on the U.S. or non−U.S. economies generally will be successful. Any of these occurrences could disrupt the operations of the Trust and of the Trust’s service providers, counterparties, or other organizations on which it relies. Recent technological developments in, and the increasingly widespread use of, artificial intelligence, including machine learning technology and generative artificial intelligence (“AI”), may pose risks to the Trust. For instance, the economy may be significantly impacted by the advanced development and increased regulation of AI. As AI is used more widely, the profitability and growth of the Trust’s holdings may be impacted, which could significantly impact the overall performance of the Trust. The legal and regulatory frameworks within which AI operates continue to rapidly evolve, and it is not possible to predict the full extent of current or future risks related thereto.

NOTES TO FINANCIAL STATEMENTS as of June 30, 2026 (continued)

NOTE 8 — SEGMENT REPORTING

In November 2023, the FASB issued Accounting Standards Update (“ASU”), ASU 2023-07, Segment Reporting (Topic 280) – Improvements to Reportable Segment Disclosures, which aims to improve reportable segment disclosure requirements, primarily through enhanced disclosures about segment expenses. Adoption of ASU 2023-07, impacts financial statement disclosure only and did not affect the Trust’s financial position or operating results.

Topic 280 defines an operating segment as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the chief operating decision maker (“CODM”) to assess performance and make resource allocation decisions. The Trust has one operating segment that derives its income from earnings on its investments. The Product Review Committee (the “Committee”) of the Sponsor and its affiliates is deemed to be the CODM. The Committee is comprised of executive leaders and it reviews the operating results of the Trust holistically. The CODM considers changes in net assets from operations, expense ratios, total returns and portfolio composition to make resource allocation decisions. Detailed financial information regarding the Trust is disclosed within these financial statements with total assets and liabilities disclosed on the Statement of Assets and Liabilities, investments held on the Portfolio of Investments, results of operations on the Statement of Operations and other information about the Trust’s performance, including total return and expense ratios within the Financial Highlights.

NOTE 9 — OTHER ACCOUNTING PRONOUNCEMENT

The Trust has adopted the provisions of Financial Accounting Standards Board Accounting Standards Update 2023-09 (“ASU 2023-09”), Income Taxes (Topic 740): Improvements to Income Tax Disclosures. ASU 2023-09 enhances income tax disclosures, including providing specific categories in rate reconciliation and income taxes paid. Upon evaluation, the adoption of the new accounting standard does not materially impact the financial statement amounts or disclosures.

NOTE 10 — SUBSEQUENT EVENTS

The Trust has evaluated events occurring after the Statement of Assets and Liabilities date through the date that the financial statements were issued (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. No such subsequent events were identified.

Voya Corporate Leaders®	PORTFOLIO OF INVESTMENTS
Trust Fund, Series B	as of June 30, 2026

			Percentage
			of Net
Shares		Value	Assets
COMMON STOCK: 98.8%
	Communication Services: 0.9%
332,891	Comcast Corp. - Class A	$8,172,474	0.9
1	Versant Media Group, Inc.	29	0.0
		8,172,503	0.9
	Consumer Staples: 2.0%
123,836	Procter & Gamble Co.	18,159,311	2.0

	Energy: 31.2%
125,236	Chevron Corp.	20,759,119	2.4
784,536	Exxon Mobil Corp.	107,261,762	12.1
580,627	Marathon Petroleum Corp.	148,448,905	16.7
		276,469,786	31.2

	Financials: 14.8%
263,128 (1)	Berkshire Hathaway, Inc. - Class B	131,666,620	14.8

	Industrials: 40.2%
1,311,579	Union Pacific Corp.	356,749,488	40.2

	Information Technology: 0.1%
4,114	Qnity Electronics, Inc.	671,858	0.1

	Materials: 8.3%
29,028	Corteva, Inc.	2,458,381	0.3
27,024	Dow, Inc.	739,377	0.1
8,580	DuPont de Nemours, Inc.	1,163,791	0.1
133,136	Linde PLC	69,089,596	7.8
		73,451,145	8.3

	Utilities: 1.3%
235,044	NiSource, Inc.	11,176,342	1.3

	Total Common Stock (Cost $297,435,210)	876,517,053	98.8

	Total Investments in Securities (Cost $297,435,210)	$876,517,053	98.8
	Assets in Excess of Other Liabilities	10,662,694	1.2
	Net Assets	$887,179,747	100.0

(1)	Non-income producing security.

See Accompanying Notes to Financial Statements

Voya Corporate Leaders®	PORTFOLIO OF INVESTMENTS
Trust Fund, Series B	as of June 30, 2026 (continued)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of June 30, 2026 in valuing the assets and liabilities:

	Quoted Prices
	in Active Markets	Significant Other	Significant
	for Identical	Observable	Unobservable	Fair Value
	Investments	Inputs	Inputs	at
	(Level 1)	(Level 2)	(Level 3)	June 30, 2026
Asset Table
Investments, at fair value
Common Stock*	$876,517,053	$—	$—	$876,517,053
Total Investments, at fair value	$876,517,053	$—	$—	$876,517,053

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
*	For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

At June 30, 2026, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost was $297,435,210.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$580,634,923
Gross Unrealized Depreciation	(1,553,080)
Net Unrealized Appreciation	$579,081,843

See Accompanying Notes to Financial Statements

DIRECTOR/TRUSTEE AND OFFICER INFORMATION (Unaudited)

The Bank of New York Mellon serves as Trustee for the Trust. The Trust does not have a Board of Directors/Trustees nor does it have any Officers.

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Sponsor	Independent Registered Public Accounting Firm
Voya Investments, LLC 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258	Ernst & Young LLP 200 Clarendon Street Boston, Massachusetts 02116

Distributor	Trustee/Custodian
Voya Investments Distributor, LLC 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258	The Bank of New York Mellon 240 Greenwich Street New York, New York 10286

Transfer Agent	Legal Counsel
BNY Mellon Investment Servicing (U.S.) Inc. 103 Bellevue Parkway Wilmington, Delaware 19809	Dechert LLP 1900 K Street, N.W. Washington, D.C. 20006

For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your ﬁnancial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the Trust’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the Trust. Check with your investment professional to determine which funds are available for sale within their ﬁrm. Not all funds are available for sale at all ﬁrms.

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